SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K



                                 CURRENT REPORT



                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                       DATE OF REPORT - FEBRUARY 25, 1999
                        (DATE OF EARLIEST EVENT REPORTED)



                               HS RESOURCES, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



                           COMMISSION FILE NO. 0-18886


DELAWARE                                                             94-303-6864
(STATE OF INCORPORATION)                                        (I.R.S. EMPLOYER
                                                             IDENTIFICATION NO.)

ONE MARITIME PLAZA, 15TH FLOOR, SAN FRANCISCO, CALIFORNIA                  94111
(ADDRESS OF PRINCIPAL                                                 (ZIP CODE)
EXECUTIVE OFFICES)



REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (415) 433-5795

                                    FORM 8-K

                               HS RESOURCES, INC.

                                February 25, 1999



ITEM 5.  OTHER EVENTS.


        On February 25, 1999, HS Resources, Inc., a Delaware corporation ("HSR" or the "Company"), issued its 1998 year-end earnings and operational update press releases. A copy of the earnings press release, as corrected by the Company's press release dated March 1, 1999, and as further corrected in the attached exhibit, is attached hereto as Exhibit 99.1. The operational update press release dated February 25, 1999, is attached as Exhibit 99.2. The edited transcript of the earnings conference call held Thursday, February 25, 1999, as edited by the Company, is attached as Exhibit 99.3.





ITEM 7(C).  EXHIBITS FILED.


EXHIBIT NUMBER DESCRIPTION

99.1            Earnings Press Release, dated February 25, 1999, as corrected.

99.2            Operational Update Press Release, dated February 25, 1999.

99.3 Edited Transcript of Earnings Conference Call held on Thursday, February 25, 1999.

                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        HS RESOURCES, INC.





                                        By:/s/James M. Piccone
                                              ------------------
                                              James M. Piccone
                                              Vice President







Dated:  March 23, 1999.